Managed
HIGH INCOME
      Portfolio Inc.

                                [GRAPHIC OMITTED]

                                                                     Semi-Annual
                                                                          Report
                                                                 August 31, 1998

                                                       Managed
                                                       HIGH INCOME
                                                              PORTFOLIO INC.

LETTER TO
SHAREHOLDERS

August 31, 1998

Dear Shareholder:

      We are pleased to provide the semi-annual report for the Managed High Income Portfolio Inc. ("Fund") for the period ended August 31, 1998. During the past six months, the Fund paid income dividends totaling $0.52 per share. The table below details the annualized distribution rate and the six-month total return for the Fund based on its August 31, 1998 net asset value ("NAV") and the New York Stock Exchange ("NYSE") closing price.

                                        Annualized               Six-Month
          Price Per Share            Distribution Rate         Total Return
          ---------------            -----------------         ------------
           $10.99 (NAV)                    9.39%                  (3.13)%
           $9.75 (NYSE)                   10.58%                 (13.18)%

      For the three and six months ended August 31, 1998, the Fund returned -4.87% and -3.13%, respectively. While we are clearly disappointed by the Fund's poor results during these time periods, we did better than the three-month and six-month average total returns of -7.69% and -6.17%, respectively for closed-end, high-yield bond funds as reported by Lipper Analytical Services, Inc. (Lipper is an independent mutual fund performance tracking organization.) We believe that we were able to mitigate the Fund's recent declines through conservative and prudent issue selection with a heavy focus on identifying companies with improving fundamentals.

Market and Economic Overview

      For the six months ended August 31, 1998, the high-yield bond market generated relatively weak results and underperformed versus all other domestic bond market sectors. Total returns ranged between a negative 5.75% for high yield bonds to a positive 7.50% for 30-year U.S. Treasuries.

      The 30-year U.S. Treasury bond generated the strongest results of all bond sectors during the review period. As more investors became convinced that the Asian crisis would contribute to an economic slowdown in the U.S. starting in the second half of 1998, they began to aggressively invest in U.S. Treasury bonds that would provide better protection in any meaningful economic slowdown.

      Among high-yield bonds, the higher-quality issues generated the strongest results given their better performance in a potentially slowing economy. The lowest-quality, high-yield bond issues generated the worst returns in the domestic bond market, which was not surprising given their greater vulnerability when the economy performs poorly. By the end of August, the high-yield market had reached relative valuation levels last seen in the recession of 1990-91. We believe that the recent high-yield bond market sell-off has been more a function of extremely poor short-term demand rather than any major deterioration in U.S. economic growth.

      The year-to-date total of newly issued high-yield bonds was roughly $120 billion, more than twice last year's figure of $60 billion. Year-to-date inflows into open-end, high-yield bond funds were roughly $17 billion. While these fund inflows were above last year's total of $8 billion, it was clearly insufficient to counterbalance the extremely heavy new-issue calendar. We think this short-term imbalance in the high-yield bond market will correct itself as the amount of new issuance decreases and demand eventually picks up.

      While the U.S. economy remains generally supportive of a broad range of U.S. companies and inflation continues to be modest, there is some concern that the Asian economic crisis will cause U.S. economic growth to slow down, particularly in those industries that export to Asia. However, since only a small percentage of U.S. manufacturing and services companies export to Asia, the U.S. economy's exposure to this region remains minimal. We think it is still an open question whether Asia's problems will have any meaningful negative impact on future U.S. economic growth. Nevertheless, the Federal Reserve Board ("Fed") remains vigilant about the possibility of a marked deterioration in U.S. economic growth and has recently indicated it may lower short-term interest rates to stimulate the economy.*

Portfolio Strategy and Market Outlook

      The Fund remains cautiously positioned with a heavy emphasis in better-quality, intermediate-maturity "B" and "BB" rated high-yield bonds. As of August 1998, the Fund's average maturity on a call-adjusted basis was approximately 6.5 years. (Average maturity on a call-adjusted basis calculates the Fund's maturity based on the call dates, rather than the maturity dates, of the bonds

-----------
* The Fed lowered the federal-funds rate 25 basis points on Tuesday, September 29, 1998 and on Thursday, October 15, 1998, after this letter was written.

held.) In addition, the Fund continued to emphasize telecommunications issues as well as cable and media issues.

      As high-yield bond spreads continued to widen during the past three months, we began to take advantage of what we believed were attractively priced "B" rated issues. Given the continued problems in Asia, we plan to remain underweighted in basic commodity industries such as steel, forest products and petrochemicals; industries that have been negatively affected by disinflationary trends over the past six months. (Disinflation is the slowing down of the rate at which prices increase. Disinflation should not be confused with deflation, which is when prices actually fall.) We have recently started to lower our exposure to the energy industry given the continued weakness in energy prices and the expectation that as long as Asia remains mired in difficulties, energy prices should remain depressed.

      Although the high-yield bond market may still be vulnerable to further disappointments, we believe that the Fund is appropriately positioned for current economic conditions. And while we still expect economic growth to slow and corporate profit margins to deteriorate for the rest of 1998, we do not anticipate any meaningful slowdown in U.S. economic growth for the balance of the year. As a result, we have become more opportunistically invested in select "B" and "BB" rated new issues that we believe have good investment potential. Moreover, we will continue to maintain the Fund's relatively sound credit-quality orientation given the higher volatility in the financial markets.

      In closing, thank you for investing in the Managed High Income Portfolio. We look forward to continuing to help you achieve your investment goals. If you have any questions about the Fund, please call the First Data Investor Services Group Inc. at (800) 331-1710.

Sincerely,


/s/ Heath B. McLendon       /s/ John C. Bianchi

Heath B. McLendon           John C. Bianchi, C.F.A.
Chairman                    Vice President and
                            Investment Officer

September 23, 1998

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Portfolio, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Portfolio. A description of the Fund's Plan begins on page 31. Below is a short summary of how the Dividend Reinvestment Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Portfolio.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Portfolio declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Portfolio will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Dividend Reinvestment Plan and about how you can participate, please call First Data Investors Services Group Inc. at (800) 331-1710.

SCHEDULE OF INVESTMENTS

August 31, 1998 (unaudited)

   Face
  Amount        Rating                     Security                           Value
-------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 93.7%
-------------------------------------------------------------------------------------
Aerospace/Defense -- 2.2%
   $9,375,000   Ba2*    Airplanes-Pass Through Trust, Corporate
                          Collateralized Mortgage Obligation,
                          10.875% due 3/15/19 ..........................  $10,350,844
-------------------------------------------------------------------------------------
Banks, Savings & Loans -- 2.3%
                        First Nationwide Parent  Holdings Ltd.:
    9,025,000   B         Sr. Notes, 12.500% due 4/15/03 ...............   10,130,563
      600,000   Ba3*      Sr. Sub. Notes, 10.625% due 10/1/03 ..........      669,750
-------------------------------------------------------------------------------------
                                                                           10,800,313
-------------------------------------------------------------------------------------
Broadcasting - TV, Cable and Radio -- 11.3%
                        Century Communications Corp.:
    1,150,000   Ba3*      Sr. Discount Notes, zero coupon bond to yield
                            8.170% due 3/15/03 .........................      747,500
    3,050,000   BB-       Sr. Notes, 8.750% due 10/1/07 ................    3,175,813
    3,925,000   B2*     Comcast UK Cable, Debentures, step bond to
                          yield 11.175% due 11/15/07 ...................    3,257,750
                        CSC Holdings Inc., Sr. Sub. Debentures:
    9,220,000   BB-       9.875% due 2/15/13 ...........................   10,049,800
    3,250,000   BB-       10.500% due 5/15/16 ..........................    3,705,000
    3,175,000   BB-       9.875% due 4/1/23 ............................    3,452,813
                        Rogers Cablesystems, Inc.:
    2,275,000   BB+       Sr. Notes, Series B, 10.000% due 3/15/05 .....    2,411,500
    2,575,000   BB+       Sr. Sub. Debentures, 10.000% due 12/1/07 .....    2,729,500
    7,175,000   BB-       Sr. Sub. Debentures, 11.000% due 12/1/15 .....    8,036,000
    1,250,000   BB-     Rogers Communications, Sr. Notes,
                          9.125% due 1/15/06 ...........................    1,237,500
    1,950,000   CCC+    Telemundo Holdings Inc., Sr. Discount Notes,
                          step bond to yield 11.120% due 8/15/08 .......    1,087,125
                        TV Azteca SA, Guaranteed Sr. Notes:
    2,300,000   B+        Series A, 10.125% due 2/15/04 ................    1,874,500
    3,000,000   B+        Series B, 10.500% due 2/15/07 ................    2,355,000


                        See Notes to Financial Statements                      5

SCHEDULE OF INVESTMENTS

   Face
  Amount        Rating                     Security                           Value
-------------------------------------------------------------------------------------
Broadcasting - TV, Cable and Radio -- 11.3% (continued)
  $21,450,000   B       United International Holdings Inc., Sr. Discount
                          Notes, step bond to yield
                          11.023% due 2/15/08+ .......................... $10,081,500
-------------------------------------------------------------------------------------
                                                                           54,201,301
-------------------------------------------------------------------------------------
Cellular and Other Wireless -- 11.8%
   11,200,000   B3*     Clearnet Communications Inc., Sr. Discount Notes,
                          step bond to yield 12.840% due 12/15/05 .......   8,960,000
                        Dolphin Telecom PLC, Sr. Discount Notes:
    5,100,000   B-        Step bond to yield 11.410% due 6/1/08+ ........   2,741,250
    4,525,000   B-        Step bond to yield 11.200% due 6/1/08+ ........   2,478,454
    7,850,000   B-      Iridium LLC Capital Corp., Guaranteed Notes,
                          14.000% due 7/15/05 ...........................   7,379,000
    7,875,000   B3*     Millicom International Cellular SA,
                          Sr. Discount Notes, step bond to yield
                          13.322% due 6/1/06 ............................   5,286,094
   10,250,000   B2*     Nextel Communications Inc., Sr. Discount Notes,
                          step bond to yield 10.585% due 8/15/04 ........   9,955,313
    2,900,000   B3*     Omnipoint Corp, Sr. Notes, 11.625% due 8/15/06 ..   2,827,500
    4,525,000   Ba3*    Orange PLC, Sr. Notes, 8.000% due 8/1/08 ........   4,185,625
    2,800,000   B3*     Pagemart Nationwide, Sr. Discount Notes,
                          step bond to yield 13.297% due 2/1/05 .........   2,464,000
    6,550,000   Caa*    Pagemart Wireless Inc., Sr. Discount Notes,
                          step bond to yield 11.250% due 2/1/08 .........   3,283,188
                        Telesystems International Wireless Inc.,
                          Sr. Discount Notes:
    9,575,000   CCC+        Step bond to yield 12.395% due 6/30/07 ......   5,745,000
    2,500,000   CCC+        Step bond to yield 11.152% due 11/1/07 ......   1,375,000
-------------------------------------------------------------------------------------
                                                                           56,680,424
-------------------------------------------------------------------------------------
Consumer Durables -- 1.0%
    4,650,000   B       Outboard Marine Corp., Sr. Notes,
                          10.750% due 6/1/08 ............................   4,580,250
-------------------------------------------------------------------------------------


6                       See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

   Face
  Amount        Rating                     Security                           Value
-------------------------------------------------------------------------------------
Diversified Conglomerate/Manufacturing -- 2.3%
   $1,750,000   B-      Alvey Systems Inc., Sr. Sub. Notes,
                          11.375% due 1/31/03 ..........................  $ 1,800,313
    2,225,000   BB-     Clisa SA, Guaranteed Sr. Notes,
                          11.625% due 6/1/04+ ..........................    1,907,938
    2,600,000   B-      Eagle-Picher Industries Inc., Sr. Sub. Notes,
                          9.375% due 3/1/08 ............................    2,580,500
    2,265,000   B3*     Interlake Corp., Sr. Sub. Debentures,
                          12.125% due 3/1/02 ...........................    2,276,325
    2,650,000   B+      Park-Ohio Industries, Sr. Sub. Notes,
                          9.250% due 12/1/07 ...........................    2,593,689
-------------------------------------------------------------------------------------
                                                                           11,158,765
-------------------------------------------------------------------------------------
Diversified Conglomerate/Services -- 1.7%
    1,800,000   B-      Axiohm Transaction Solutions Inc.,
                          Sr. Sub. Notes, 9.750% due 10/1/07 ...........    1,719,000
    2,900,000   B2*     Intertek Finance PLC., Sr. Sub. Notes,
                          Series B, 10.250% due 11/1/06 ................    2,921,750
    3,250,000   B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                          11.000% due 11/1/06 ..........................    3,457,189
-------------------------------------------------------------------------------------
                                                                            8,097,939
-------------------------------------------------------------------------------------
Electric Utilities -- 3.4%
                        AES Corp., Sr. Sub. Notes:
    6,660,000   Ba1*      8.500% due 11/1/07 ...........................    6,618,375
    1,640,000   Ba1*      10.250% due 7/15/06 ..........................    1,746,600
                        Calpine Corp., Sr. Notes:
    3,650,000   Ba2*      10.500% due 5/15/06 ..........................    3,905,500
    2,400,000   Ba2*      8.750% due 7/15/07 ...........................    2,421,000
    1,065,586   BB      Midland Cogeneration Venture Limited
                          Partnership, Midland Funding, Sr. Secured
                          Lease Obligation Bond, Series C,
                          10.330% due 7/23/02 ..........................    1,137,514
      850,000   BB-     Niagara Mohawk Power Corp.,
                          step bond to yield 8.419% due 7/1/10 .........      580,125
-------------------------------------------------------------------------------------
                                                                           16,409,114
-------------------------------------------------------------------------------------


                        See Notes to Financial Statements                      7

SCHEDULE OF INVESTMENTS

   Face
  Amount        Rating                     Security                           Value
-------------------------------------------------------------------------------------
Electronics - Computers -- 7.0%
   $1,495,000   B       Celestica International Inc., Sr. Sub. Notes,
                          10.500% due 12/31/06 .......................... $ 1,603,388
    5,275,000   B       Fairchild Semiconductor Inc., Sr. Sub. Notes,
                          10.125% due 3/15/07 ...........................   4,813,438
    2,675,000   B-      Graphic Controls Corp., Sr. Sub. Notes,
                          12.000% due 9/15/05 ...........................   2,975,938
                        Unisys Corp., Sr. Notes:
    6,200,000   Ba3*      12.000% due 4/15/03 ...........................   6,936,250
    9,175,000   Ba3*      11.750% due 10/15/04 ..........................  10,516,845
    5,650,000   B-      Viasystems Inc., Sr. Sub. Notes,
                          9.750% due 6/1/07 .............................   4,915,500
    2,900,000   NR      WAM!Net Inc., step bond to yield
                          13.299% due 3/1/05 ............................   1,638,500
-------------------------------------------------------------------------------------
                                                                           33,399,859
-------------------------------------------------------------------------------------
Finance -- 2.5%
                        Amresco Inc., Sr. Sub. Notes, Series A:
    3,250,000   B         10.000% due 3/15/04 ...........................   3,258,125
      750,000   B         9.875% due 3/15/05 ............................     738,750
    2,250,000   NR      Ocwen Asset Investment, Sr. Notes,
                          11.500% due 7/1/05+ ...........................   2,185,314
    3,200,000   B2*     Ocwen Capital Trust, Guaranteed Notes,
                          10.875% due 8/1/27 ............................   3,304,000
    2,100,000   BB-     Ocwen Financial Corp., Notes,
                          11.875% due 10/1/03 ...........................   2,302,125
-------------------------------------------------------------------------------------
                                                                           11,788,314
-------------------------------------------------------------------------------------
Food & Beverages -- 1.5%
    2,675,000   B-      B&G Foods Inc., Sr. Sub. Notes,
                          9.625% due 8/1/07 .............................   2,487,750
    4,625,000   B       Imperial Holly Corp., Sr. Sub. Notes,
                          9.750% due 12/15/07 ...........................   4,515,156
-------------------------------------------------------------------------------------
                                                                            7,002,906
-------------------------------------------------------------------------------------


8                       See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

   Face
  Amount        Rating                     Security                           Value
-------------------------------------------------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 8.0%
  $ 1,700,000   B-      Alaris Medical Inc., Sr. Discount Notes,
                          step bond to yield 11.125% due 8/1/08+ ........  $  975,375
                        ICN Pharmaceuticals Inc., Sr. Notes:
    6,600,000   BB        9.250% due 8/15/05 ............................   6,303,000
      900,000   BB        8.750% due 11/15/08 ...........................     864,000
                        Integrated Health Services Inc., Sr. Sub. Notes:
    2,575,000   B2*       9.500% due 9/15/07 ............................   2,375,438
    4,925,000   B2*       9.250% due 1/15/08 ............................   4,580,250
   12,500,000   B-      Magellan Health Services Inc., Sr. Sub. Notes,
                          9.000% due 2/15/08+ ...........................  10,125,000
    4,500,000   B-      Mariner Post-Acute Network, Sr. Sub. Notes,
                          9.500% due 11/1/07 ............................   4,365,000
                        Sun Healthcare Group Inc., Sr. Sub. Notes:
    4,250,000   B2*       9.500% due 7/1/07 .............................   4,042,813
    4,775,000   B2*       9.375% due 5/1/08+ ............................   4,542,219
-------------------------------------------------------------------------------------
                                                                           38,173,095
-------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 1.9%
    1,300,000   B       Aztar Corp., Sr. Sub. Notes,
                          13.750% due 10/1/04 ...........................   1,477,125
    3,250,000   B-      Courtyard By Marriott, Sr. Secured Notes,
                          10.750% due 2/1/08 ............................   3,530,313
    3,025,000   BB+     Mohegan Tribal Gaming Authority,
                          Sr. Secured Notes, 13.500% due 11/15/02 .......   3,906,031
-------------------------------------------------------------------------------------
                                                                            8,913,469
-------------------------------------------------------------------------------------
Insurance -- 1.2%
    3,225,000   BB+     SIG Capital Trust, Guaranteed Notes,
                          9.500% due 8/15/27 ............................   3,172,594
    2,500,000   BB-     Veritas Capital Trust, Guaranteed Notes,
                          10.000% due 1/1/28+ ...........................   2,537,500
-------------------------------------------------------------------------------------
                                                                            5,710,094
-------------------------------------------------------------------------------------


                        See Notes to Financial Statements                      9

SCHEDULE OF INVESTMENTS

   Face
  Amount        Rating                     Security                           Value
-------------------------------------------------------------------------------------
Leisure -- 0.5%
   $2,500,000   B3*     SFX Entertainment Inc., Sr. Sub. Notes,
                          9.125% due 2/1/08 .............................  $2,387,500
-------------------------------------------------------------------------------------
Metals/Mining -- 1.0%
    2,425,000   B-      Haynes International Inc., Sr. Notes,
                          11.625% due 9/1/04 ............................   2,670,531
    2,300,000   B       WHX Corp., Sr. Notes,
                          10.500% due 4/15/05 ...........................   2,052,750
-------------------------------------------------------------------------------------
                                                                            4,723,281
-------------------------------------------------------------------------------------
Oil and Natural Gas -- 5.1%
    2,125,000   B       Canadian Forest Oil Ltd., Sr. Sub. Notes,
                          8.750% due 9/15/07 ............................   1,912,500
    4,350,000   B+      Clark USA Inc., Sr. Notes, 10.875% due 12/1/05 ..   4,670,813
    2,650,000   BB-     Gulf Canada Resources Ltd., Sub. Debentures,
                          9.625% due 7/1/05 .............................   2,722,875
                        Ocean Energy Inc.:
    1,200,000   BB-       Company Guaranteed, 8.875% due 7/15/07 ........   1,095,000
    2,625,000   BB-       Sr. Sub. Notes, 10.375% due 10/15/05 ..........   2,759,531
    2,750,000   BB-       Sr. Sub. Notes, 9.750% due 10/1/06 ............   2,860,000
    2,625,000   B+      Parker Drilling Co.,  Sr. Notes,
                          9.750% due 11/15/06 ...........................   2,467,500
    3,550,000   BB-     Santa Fe Energy Resources Inc., Sr. Sub.
                          Debentures, 11.000% due 5/15/04 ...............   3,785,188
    2,150,000   B2*     Stone Energy Corp., Sr. Sub. Notes,
                          8.750% due 9/15/07 ............................   2,047,875
-------------------------------------------------------------------------------------
                                                                           24,321,282
-------------------------------------------------------------------------------------
Oil Services -- 1.8%
    2,315,000   B-      Deeptech International Inc., Sr. Notes,
                          12.000% due 12/15/00 ..........................   2,555,181
    2,150,000   B+      ICO Inc., Sr. Notes, 10.375% due 6/1/07 .........   2,160,750
    1,350,000   BB-     J. Ray McDermott SA, Sr. Sub. Notes,
                          9.375% due 7/15/06 ............................   1,434,375
    2,600,000   BB      Pride Petroleum Services Inc., Sr. Notes,
                          9.375% due 5/1/07 .............................   2,590,250
-------------------------------------------------------------------------------------
                                                                            8,740,556
-------------------------------------------------------------------------------------


10                      See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

   Face
  Amount        Rating                     Security                           Value
-------------------------------------------------------------------------------------
Packaging/Containers -- 0.7%
   $1,850,000   B       Huntsman Packaging Corp., Sr. Notes,
                          9.125% due 10/1/07 ............................  $1,838,438
    3,000,000   B       Impress Metal Packaging Holdings,
                          Sr. Sub. Notes, 9.875% due 5/29/07 ............   1,726,679
-------------------------------------------------------------------------------------
                                                                            3,565,117
-------------------------------------------------------------------------------------
Paper/Forest Products and Printing -- 1.7%
    7,525,000   B+      S.D. Warren Co., Sr. Sub. Notes,
                          12.000% due 12/15/04 ..........................   8,305,719
-------------------------------------------------------------------------------------
Personal Care Products/Cosmetics -- 0.0%
      500,000   B3*     Revlon Worldwide, Sr. Discount Notes,
                          zero coupon bond to yield
                          12.110% due 3/15/01 ...........................     362,500
-------------------------------------------------------------------------------------
Pollution Control/Waste Removal -- 0.5%
    2,025,000   B+      Allied Waste North America Inc., Sr. Sub. Notes,
                          10.250% due 12/1/06 ...........................   2,181,938
-------------------------------------------------------------------------------------
Publishing -- 0.7%
    2,250,000   NR      Middleweb PLC, Sr. Notes,
                          10.500% due 5/30/08 ...........................   3,447,395
-------------------------------------------------------------------------------------
Real Estate Developement/REITS -- 0.3%
      275,000   B-      BF Saul REIT, Sr. Notes, 9.750% due 4/1/08 ......     258,500
    1,250,000   BB+     Trizec Finance Ltd., Sr. Notes,
                          10.875% due 10/15/05 ..........................   1,378,125
-------------------------------------------------------------------------------------
                                                                            1,636,625
-------------------------------------------------------------------------------------
Retail -- 1.3%
    1,500,000   B-      Advance Holding Corp., Sr. Discount Notes,
                          step bond to yield 12.875% due 4/15/09 ........     840,000
    3,100,000   B-      Advance Stores Co., Sr. Sub. Notes,
                          10.250% due 4/15/08+ ..........................   3,007,000
    2,700,000   B-      US Office Products Co., Sr. Sub. Notes,
                          9.750% due 6/15/08+ ...........................   2,288,250
-------------------------------------------------------------------------------------
                                                                            6,135,250
-------------------------------------------------------------------------------------


                        See Notes to Financial Statements                     11

SCHEDULE OF INVESTMENTS

   Face
  Amount        Rating                     Security                           Value
-------------------------------------------------------------------------------------
Telecommunications -- 19.7%
  $ 1,200,000   NR      Allegiance Telecom Inc., Sr. Notes,
                          12.875% due 5/15/08 ...........................  $1,149,000
    2,000,000   BB-     Call-Net Enterprises Inc., Sr. Discount Notes,
                          step bond to yield 8.801% due 8/15/08 .........   1,130,000
                        Colt Telecom Group PLC:
    5,300,000   B         Bonds, 7.625% due 7/31/08 .....................   2,644,740
      800,000   B         Sr. Notes, 10.125% due 11/30/07 ...............   1,353,003
    4,400,000   B         Step bond to yield 11.598% due 12/15/06 .......   3,454,000
    8,250,000   NR      E. Spire Communications, Sr. Discount Notes,
                          step bond to yield 11.032% due 7/1/08+ ........   3,960,000
                        Esprit Telecom Group PLC, Sr. Notes:
    2,300,000   B-        11.500% due 12/15/07 ..........................   2,334,500
    2,000,000++ B-        11.500% due 12/15/07 ..........................   1,088,743
    1,300,000   B-        10.875% due 6/15/08 ...........................   1,291,875
    3,875,000   NR      Facilicom International Inc., Sr. Notes,
                          10.500% due 1/15/08 ...........................   3,729,689
    3,450,000   NR      FirstWorld Communications, step bond
                          to yield 12.999% due 4/15/08 ..................   1,466,250
    3,900,000   B       Hermes Europe Railtel Inc.,
                          Sr. Notes, 11.500% due 8/15/07 ................   4,051,125
                        Impsat Corp:
      950,000   BB-       Company Guaranteed, 12.125% due 7/15/03 .......     858,564
    1,200,000   B+        Sr. Notes, 12.375% due 6/15/08 ................   1,143,000
                        Intermedia Communications Co.:
    5,975,000   B         Sr. Discount Notes, step bond to yield
                            11.945% due 5/15/06 .........................   4,615,688
    1,500,000   B         Sr. Notes, 8.600% due 6/1/08 ..................   1,421,250
    5,200,000   B3*     Level 3 Communications Inc.,  Sr. Notes,
                          9.125% due 5/1/08 .............................   4,654,000
    5,525,000   B+      McLeod USA Inc., Sr. Discount Notes,
                          step bond to yield 10.591% due 3/1/07 .........   3,846,782
    6,050,000   B       Metronet Communications, Sr. Notes,
                          12.000% due 8/15/07 ...........................   6,851,625
   11,650,000   B       Metronet Communication, Sr. Discount Notes,
                          step bond to yield 9.866% due 6/15/08+ ........   6,247,314


12                      See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

   Face
  Amount        Rating                     Security                           Value
-------------------------------------------------------------------------------------
Telecommunications -- 19.7% (continued)
   $6,775,000   B       Nextlink Communications, Sr. Notes,
                          12.500% due 4/15/06 ........................... $ 7,537,188
    5,025,000   B       Primus Telecom Group, Sr. Notes,
                          11.750% due 8/1/04 ............................   5,112,938
    4,725,000   B-      Psinet Inc., Sr. Notes, 10.000% due 2/15/05 .....   4,453,314
                        Qwest Communications International Inc.:
    6,375,000   B+        Sr. Discount Notes, step bond to yield
                            9.378% due 10/15/07 .........................   4,653,750
    2,125,000   B+        Sr. Notes, 10.875% due 4/1/07 .................   2,390,625
                        RCN Corp.:
    4,600,000   B3*       Sr. Discount Notes, step bond to yield
                            11.143% due 10/15/07 ........................   2,737,000
    2,350,000   B3*       Sr. Notes, 10.000% due 10/15/08 ...............   2,164,939
    2,288,000   B-      RSL Communications Ltd., Sr. Notes,
                          12.250% due 11/15/06 ..........................   2,436,720
    3,300,000   NR      Splitrock Services Inc., 11.750% due 7/15/08# ...   3,135,000
    2,600,000   NR      Versatel Telecommunications,
                          13.250% due 5/15/08# ..........................   2,609,750
-------------------------------------------------------------------------------------
                                                                           94,522,372
-------------------------------------------------------------------------------------
Textiles/Apparel -- 0.4%
    4,400,000   B       Texon International, Sr. Notes,
                          10.000% due 2/1/08+ ...........................   1,946,129
-------------------------------------------------------------------------------------
Transportation/Trucking -- 1.9%
    1,000,000   B+      American Reefer Co. Ltd., First Mortgage,
                          10.250% due 3/1/08+ ...........................     950,000
    1,050,000   BB      Enterprises Shipholding Inc., Sr. Notes,
                          8.875% due 5/1/08+ ............................     903,000
    1,000,000   BB      Guangzhou Shenzhen Superhighway, Sr. Notes,
                          10.250% due 8/15/07 ...........................     520,000
    3,130,000   BB-     Sea Containers Ltd., Sr. Sub. Debentures,
                          12.500% due 12/1/04 ...........................   3,513,425


                        See Notes to Financial Statements                     13

SCHEDULE OF INVESTMENTS

   Face
  Amount        Rating                     Security                           Value
-------------------------------------------------------------------------------------
Transportation/Trucking -- 1.9% (continued)
   $2,300,000   B+      Stena Line AB, Sr. Notes, 10.625% due 6/1/08 .... $ 2,279,875
    1,425,000   B+      TBS Shipping International Ltd., First Mortgage,
                          10.000% due 5/1/05 ............................   1,182,750
-------------------------------------------------------------------------------------
                                                                            9,349,050
-------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost-- $465,799,672) ........................... 448,891,401
=====================================================================================

 Shares                                    Security                            Value
=====================================================================================
-------------------------------------------------------------------------------------
COMMON STOCK - 0.0%
-------------------------------------------------------------------------------------
Cellular & Other Wireless -- 0.0%
       12,250           Pagemart Nationwide Inc. (Cost-- $0) ............      91,875
=====================================================================================
-------------------------------------------------------------------------------------
PREFERRED STOCK - 0.9%
-------------------------------------------------------------------------------------
Banking -- 0.4%
       63,850           California Federal Preferred Capital Corp.,
                          Series A, Exchangeable 9.125% .................   1,739,912
-------------------------------------------------------------------------------------
Broadcasting -- 0.4%
       16,604           Capstar Broadcasting, Series E,
                          Exchangeable 12.625% Payment-in-kind ..........   1,946,819
-------------------------------------------------------------------------------------
Electronics - Computers -- 0.1%
       40,800           Viasystems Inc., Series B, Payment-in-kind ......     652,800
-------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK
                        (Cost-- $4,356,257) .............................   4,339,531
=====================================================================================
-------------------------------------------------------------------------------------
WARRANTS - 0.6%
-------------------------------------------------------------------------------------
Broadcasting -- 0.0%
        5,425           Australis Holdings Ltd., Expire 10/30/01* .......           1
        8,625           UIH Australia Inc., Expire 5/15/06* .............      43,125
        3,375           Wireless One Inc., Expire 10/19/00* .............         842
-------------------------------------------------------------------------------------
                                                                               43,968
-------------------------------------------------------------------------------------


14                      See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

 Shares                                    Security                            Value
-------------------------------------------------------------------------------------
Cellular & Other Wireless -- 0.3%
       32,175           Clearnet Communications Inc.,
                          Expire 9/15/05+* ..............................   $ 193,050
        4,725           Globalstart Telecommunications,
                          Expire 2/15/04* ...............................     637,875
        4,125           Iriduim World Communications Ltd.,
                          Expire 7/15/05* ...............................     577,500
        3,900           Nextel Communications Warrants,
                          Expire 1/10/01* ...............................         624
       24,840           Pagemart Inc., Expire 12/31/03+* ................     149,040
-------------------------------------------------------------------------------------
                                                                            1,558,089
-------------------------------------------------------------------------------------
Electronics - Computers -- 0.0%
        8,700           WAM!Net Inc., Expire 3/1/05* ....................      69,600
-------------------------------------------------------------------------------------
Paper/Forest Products and Printing -- 0.0%
        4,800           SD Warren Co., Expire 12/15/06* .................      84,480
-------------------------------------------------------------------------------------
Telecommunications -- 0.3%
        3,650           Allegiance Telecom Inc., Expire 2/3/08* .........      43,800
        5,000           Colt Telecom, Expire 12/31/06* ..................     972,500
       60,500           Metronet Communications, Expire 8/15/07* ........     242,000
        4,475           Primus Telecommunications Group,
                          Expire 8/1/04* ................................     156,625
        4,125           RSL Communications Ltd., Expire 11/15/06* .......     165,000
        2,600           Versatel Telecommunications, Expire 5/15/08* ....      26,520
-------------------------------------------------------------------------------------
                                                                            1,606,445
-------------------------------------------------------------------------------------
                        TOTAL WARRANTS
                        (Cost-- $1,640,415) .............................   3,362,582
=====================================================================================


                        See Notes to Financial Statements                     15

SCHEDULE OF INVESTMENTS

   Face
  Amount                                   Security                           Value
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 4.8%
-------------------------------------------------------------------------------------
  $22,972,000           Chase Securities Inc., 5.650% due 9/1/98;
                        Proceeds at maturity -- $22,975,601; (Fully
                        collateralized by U.S. Treasury Notes, 5.250%
                        due 8/15/03; Market value -- $23,431,604)
                        (Cost -- $22,972,000) .........................  $ 22,972,000
=====================================================================================
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $494,768,344** ) .....................  $479,657,389
=====================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
++    Represents local currency.
#     Security is issued with attached warrants.
*     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 18 for definition of ratings.


16                      See Notes to Financial Statements

SUMMARY OF BONDS BY COMBINED RATINGS

August 31, 1998 (unaudited)

                                                                      % of
                                                                 Total Corporate
     Moody's             and/or         Standard & Poor's        Bonds and Notes
--------------------------------------------------------------------------------
       Ba                                      BB                      29.2%
        B                                       B                      63.1
       Caa                                     CCC                      1.8
       Ca                                      CC                       0.7
       NR                                      NR                       5.2
                                                                      -----
                                                                      100.0%
                                                                      =====

BOND RATINGS (UNAUDITED)

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk(*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB            -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,    -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
CC and C balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa            -- Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba             -- Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B              -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa            -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca             -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR             -- Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 1998 (unaudited)

ASSETS:
   Investments, at value (Cost -- $494,768,344) ................   $479,657,389
   Cash ........................................................            533
   Receivable for securities sold ..............................      4,398,176
   Interest receivable .........................................      8,863,364
-------------------------------------------------------------------------------
   Total Assets ................................................    492,919,462
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased ............................      7,118,809
   Dividends payable ...........................................      1,169,189
   Investment advisory fees payable ............................        383,508
   Administration fees payable .................................         91,057
   Payable for open forward foreign currency
     contracts (Note 5) ........................................        174,369
   Accrued expenses ............................................        242,400
-------------------------------------------------------------------------------
   Total Liabilities ...........................................      9,179,332
-------------------------------------------------------------------------------
Total Net Assets ...............................................   $483,740,130
===============================================================================
NET ASSETS:
   Par value of capital shares .................................   $     44,015
   Capital paid in excess of par value .........................    524,531,845
   Undistributed net investment income .........................        347,687
   Accumulated net realized loss from
     security transactions .....................................    (25,900,771)
   Net unrealized appreciation on investments
     and foreign currencies ....................................    (15,282,646)
-------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $10.99 per share on 44,014,989
   shares of $0.001 par value outstanding;
   500,000 shares authorized) ..................................   $483,740,130
===============================================================================


                       See Notes to Financial Statements.                     19

STATEMENT OF OPERATIONS

For the Six Months Ended August 31, 1998 (unaudited)

INVESTMENT INCOME:
   Interest .....................................................  $ 25,083,719
   Dividends ....................................................     1,153,450
-------------------------------------------------------------------------------
   Total Investment Income ......................................    26,237,169
-------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2) ............................     2,367,337
   Administration fees (Note 2) .................................       526,075
   Shareholder communications ...................................        88,191
   Audit and legal ..............................................        27,980
   Directors' fees ..............................................        20,386
   Shareholder and system servicing fees ........................        10,947
   Custody ......................................................        10,643
   Other ........................................................        27,897
-------------------------------------------------------------------------------
   Total Expenses ...............................................     3,079,456
-------------------------------------------------------------------------------
Net Investment Income ...........................................    23,157,713
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND5):
   Realized Gain From:
     Security transactions (excluding short-term securities) ....     2,847,451
     Foreign currency transactions ..............................        59,399
-------------------------------------------------------------------------------
   Net Realized Gain ............................................     2,906,850
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments and Foreign Currencies:
     Beginning of period ........................................    26,890,410
     End of period ..............................................   (15,282,646)
-------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation ......................   (42,173,056)
-------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies ..................   (39,266,206)
-------------------------------------------------------------------------------
Decrease in Net Assets from Operations ..........................  $(16,108,493)
===============================================================================


20                     See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the Six Months Ended August 31, 1998 (unaudited) and the Year Ended February 28, 1998

                                                         August 31     February 28
==================================================================================
OPERATIONS:
   Net investment income ............................. $ 23,157,713   $ 46,590,619
   Net realized gain .................................    2,906,850      7,736,886
   Increase (decrease) in net unrealized appreciation   (42,173,056)     5,091,961
----------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations .  (16,108,493)    59,419,466
----------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income .............................  (22,711,734)   (47,244,754)
----------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders ...................  (22,711,734)   (47,244,754)
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net asset value of shares issued for
     reinvestment of dividends .......................           --     16,479,649
----------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions .........................           --     16,479,649
----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets ....................  (38,820,227)    28,654,361

NET ASSETS:
   Beginning of period ...............................  522,560,357    493,905,996
----------------------------------------------------------------------------------
   End of period* .................................... $483,740,130   $522,560,357
----------------------------------------------------------------------------------
* Includes undistributed (overdistributed)
   net investment income of: ......................... $    347,687   $   (157,691)
----------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     21

NOTES TO FINANCIAL STATEMENTS

August 31, 1998 (unaudited)

      1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, overdistributed net investment income amounting to $372,685 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets,

NOTES TO FINANCIAL STATEMENTS
liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

      3. Investments

      For the six months ended August 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                          $230,391,482
--------------------------------------------------------------------------------
Sales                                                               246,720,993
================================================================================

      At August 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  7,456,791
Gross unrealized depreciation                                       (22,567,746)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(15,110,955)
================================================================================

NOTES TO FINANCIAL STATEMENTS

      4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      5. Forward Foreign Currency Contracts

      At August 31, 1998, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                             Local        Market      Settlement     Unrealized
Foreign Currency           Currency       Value          Date          Loss
================================================================================
To Sell:
British Pound               898,900    $1,496,296       2/25/99      $ (40,078)
European Currency Units   2,720,528     3,061,176      11/30/98        (24,442)
German Mark              10,052,482     5,700,935        9/2/98        (41,078)
German Mark                 672,917       385,802      12/23/98         (8,306)
German Mark               6,312,883     3,626,010       1/28/99        (60,465)
--------------------------------------------------------------------------------
Total Unrealized Loss on Open
  Forward Foreign Currency Contracts                                 $(174,369)
================================================================================

      6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

NOTES TO FINANCIAL STATEMENTS

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At August 31, 1998, the Fund had no open futures contracts.

      7. Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At August 31, 1998, the Fund had no open purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

NOTES TO FINANCIAL STATEMENTS

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the six months ended August 31, 1998, the Fund did not write any covered call or put options.

      8. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

      9. Capital Loss Carryforward

      At February 28, 1998, the Fund had, for Federal income tax purposes, $27,703,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                                          2003           2004        2005
================================================================================
Carryforward Amounts                   $9,349,000    $18,115,000  $239,0000
================================================================================

      10. Capital Shares

      During the six months ended August 31, 1998 and the year ended February 28, 1998, capital stock transactions were as follows:

                                  Six Months Ended              Year Ended
                                  August 31, 1998           February 28, 1998
                                -------------------        ------------------
                                Shares       Amount        Shares      Amount
================================================================================
Shares issued on reinvestment     --           --        1,412,894   $16,479,649
================================================================================

FINANCIAL HIGHLIGHTS

For a share of capital stock outstanding throughout each period:

                                     1998(1)       1998      1997      1996      1995      1994(2)
=================================================================================================
Net asset value,
  beginning of Period ...........   $ 11.87      $ 11.59   $ 11.36   $ 10.88   $ 12.39    $ 12.00
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income .........      0.53         1.09      1.12      1.13      1.12       0.98
  Net realized and
    unrealized gain (loss) ......     (0.89)        0.28      0.21      0.65     (1.48)      0.51
-------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations ...............     (0.36)        1.37      1.33      1.78     (0.36)      1.49
-------------------------------------------------------------------------------------------------
Offering costs credited (charged)
  to Paid-In Capital ............        --           --        --        --      0.00*     (0.02)
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income .........     (0.52)       (1.09)    (1.08)    (1.27)    (1.00)     (0.96)
  Net realized gains ............        --           --        --        --     (0.15)     (0.12)
  Capital .......................        --           --     (0.02)    (0.03)       --         --
-------------------------------------------------------------------------------------------------
Total Distributions .............     (0.52)       (1.09)    (1.10)    (1.30)    (1.15)     (1.08)
-------------------------------------------------------------------------------------------------
Net asset value,
  end of Period .................   $ 10.99      $ 11.87   $ 11.59   $ 11.36   $ 10.88    $ 12.39
-------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value (3) .....    (13.18)%++    10.96%    15.37%    18.83%     0.14%      6.85%++
-------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value (3) ..     (3.13)%++    12.43%    12.65%    17.80%    (2.18)%    12.67%++
-------------------------------------------------------------------------------------------------
Net assets,
  end of Period (millions) ......   $   484      $   523   $   494   $   477   $   457    $   520
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses ......................      1.18%+       1.18%     1.20%     1.24%     1.24%      1.19%+
  Net investment income .........      8.86+        9.19      9.89      9.74      9.96       8.74+
-------------------------------------------------------------------------------------------------
Portfolio turnover rate .........        47%          94%       61%       73%       62%       108%
-------------------------------------------------------------------------------------------------
Market value, End of Period .....   $ 9.750      $11.750   $11.625   $11.125   $10.500    $11.750
=================================================================================================

(1)   For the six months ended August 31, 1998 (unaudited).
(2) For the period from March 26, 1993 (commencement of operations) to February 28, 1994.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

QUARTERLY RESULTS OF OPERATIONS

                                                             Net Realized           Net Increase
                                                            and Unrealized         in Net Assets
                   Investment          Net Investment         Gain (Loss)              From
                     Income               Income            on Investments          Operations
              -----------------------------------------------------------------------------------
  Quarter                   Per                 Per                    Per                   Per
   Ended          Total    Share      Total    Share       Total      Share      Total      Share
=================================================================================================
May 31,
  1996        $13,001,508  $0.31  $11,542,616  $0.27   $(7,102,523)  $(0.17)   $4,440,093   $0.10
August 31,
  1996         13,247,484   0.31   11,804,210   0.29    (7,860,018)   (0.19)    3,944,192    0.10
November 30,
  1996         13,267,331   0.31   11,856,227   0.28    15,505,326     0.37    27,361,553    0.65
February 28,
  1997         13,188,573   0.31   11,798,385   0.28     8,827,165     0.20    20,625,550    0.48
May 31,
  1997         13,200,189   0.31   11,741,167   0.27    (5,289,541)   (0.12)    6,451,626    0.15
August 31,
  1997         13,358,455   0.31   11,846,555   0.28    12,682,793     0.29    24,529,348    0.57
November 30,
  1997         12,745,541   0.29   11,250,534   0.26     1,354,794     0.03    12,605,328    0.29
February 28,
  1998         13,288,741   0.30   11,752,363   0.27     4,080,801     0.09    15,833,164    0.36
May 31,
  1998         12,823,273   0.29   11,293,219   0.26    (2,829,443)   (0.06)    8,463,776    0.19
August 31,
  1998         13,493,791   0.31   11,864,494   0.27   (36,436,763)   (0.83)  (24,572,269)  (0.56)
=================================================================================================

FINANCIAL DATA (UNAUDITED)

For a share of capital stock outstanding throughout each period:

                                                                    Dividend
                                  NYSE       Net Asset  Dividend  Reinvestment
                              Closing Price    Value      Paid        Price
================================================================================
March 31, 1996                  $10.875       $11.18     $0.093      $10.79
April 30, 1996                   10.750        11.20      0.093       10.74
May 31, 1996                     10.625        11.18      0.093       10.56
June 30, 1996                    10.625        11.07      0.091       10.71
July 31, 1996                    10.875        10.98      0.091       10.97
August 31, 1996                  11.000        11.01      0.091       11.01
September 30, 1996               11.125        11.27      0.091       11.13
October 31, 1996                 11.125        11.21      0.091       11.19
November 30, 1996                11.250        11.38      0.091       11.16
December 31, 1996                11.250        11.46      0.091       11.27
January 31, 1997                 11.625        11.50      0.091       11.48
February 28, 1997                11.625        11.59      0.091       11.62
March 31, 1997                   11.375        11.29      0.091       11.35
April 30, 1997                   11.500        11.26      0.091       11.22
May 31, 1997                     11.625        11.47      0.091       11.45
June 30, 1997                    11.750        11.62      0.091       11.65
July 31, 1997                    12.000        11.84      0.091       11.69
August 31, 1997                  11.875        11.77      0.091       11.76
September 30, 1997               12.000        11.94      0.091       11.90
October 31, 1997                 11.750        11.82      0.091       11.78
November 30, 1997                12.125        11.78      0.091       11.76
December 31, 1997                12.313        11.82      0.091       11.80
January 31, 1998                 12.500        11.89      0.091       11.82
February 28, 1998                11.750        11.87      0.091       11.87
March 31, 1998                   11.563        11.90      0.086       11.87
April 30, 1998                   11.375        11.84      0.086       11.88
May 31, 1998                     11.438        11.81      0.086       11.81
June 30, 1998                    11.625        11.74      0.086       11.73
July 31, 1998                    11.438        11.76      0.086       11.76
August 31, 1998                   9.750        10.99      0.086       10.99
================================================================================

ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)

      On June 11, 1998, the Annual Meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

            1. The election of Alessandro C. di Montezemolo and Heath B. Mclendon as Directors of the Fund for a three-year period; and

            2. Ratification of the selection of KPMG Peat Marwick LLP as the independent auditors of the Fund for the current fiscal year.

      The results of the vote on Proposal 1 were as follows:

                                              Percentage                Percentage
                               Shares Voted   of Shares   Shares Voted  of Shares
Name of Director*                  For          Voted       Against       Voted
==================================================================================
Alessandro C. di Montezemolo  41,495,592.552   98.60%     582,513.591      1.40%
Heath B. Mclendon             41,590,679.317   98.80%     487,426.826      1.20%
==================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Paolo M. Cucchi, Andrea Farace, Paul R. Hardin, and George M. Pavia.

      The results of the vote on Proposal 2 were as follows:

                Percentage                Percentage               Percentage
Shares Voted     of Shares  Shares Voted   of Shares    Shares      of Shares
     For           Voted       Against       Voted    Abstaining      Voted
================================================================================
41,574,862.088    98.80%     167,491.100     0.40%    335,752.955     0.80%
================================================================================

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. First Data will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by telephone at (800) 331-1710.

                            -------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                                       Managed
                                                       HIGH INCOME
                                                            PORTFOLIO INC.

Directors

Paolo M. Cucchi
Andrea Farace
Paul R. Hardin
Heath B. McLendon, Chairman
Alessandro C. di Montezemolo
George M. Pavia

James J. Crisona, Emeritus

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Mutual Management Corp.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0777 10/98